STARTEC GLOBAL COMMUNICATIONS CORPORATION
                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
                           12% SENIOR NOTES DUE 2008




 AS SET FORTH IN THE PROSPECTUS, DATED OCTOBER , 1998 (AS THE SAME MAY BE AMENDED FROM TIME TO TIME, THE "PROSPECTUS"), OF STARTEC GLOBAL COMMUNICATIONS CORPORATION (THE "COMPANY") UNDER THE CAPTION "THE EXCHANGE OFFER -- GUARANTEED DELIVERY PROCEDURES" AND IN INSTRUCTION 1 TO THE LETTER OF TRANSMITTAL THIS FORM OR ONE SUBSTANTIALLY EQUIVALENT HERETO MUST BE USED TO ACCEPT THE COMPANY'S OFFER (THE "EXCHANGE OFFER") TO EXCHANGE ITS 12% SERIES A SENIOR NOTES DUE 2008 (THE "EXCHANGE NOTES"), WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), FOR AN EQUAL PRINCIPAL AMOUNT OF ITS 12% SENIOR NOTES DUE 2008 (THE "OLD NOTES"), IF (I) CERTIFICATES REPRESENTING THE OLD NOTES TO BE EXCHANGED ARE NOT LOST BUT ARE NOT IMMEDIATELY AVAILABLE, (II) TIME WILL NOT PERMIT ALL REQUIRED DOCUMENTS TO REACH THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE OR (III) THE PROCEDURE FOR BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON A TIMELY BASIS. THIS FORM MAY BE DELIVERED BY AN ELIGIBLE INSTITUTION BY MAIL OR HAND DELIVERY OR TRANSMITTED, VIA FACSIMILE, TO THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH BELOW NOT LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER , 1998. ALL CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS.



             TO: FIRST UNION NATIONAL BANK (THE "EXCHANGE AGENT")



           By Registered or            By Facsimile:               Hand or Overnight
            Certified Mail:            (704) 590-7628                   Courier:
         First Union Customer                                     First Union Customer
          Information Center                                       Information Center
            Corporate Trust                                         Corporate Trust
           Operations-NC1153        Confirm by telephone:           Operations-NC1153
1525 West W.T. Harris Blvd. 3C3       (704) 590-7408        1525 West W.T. Harris Blvd. 3C3
     Charlotte, NC 28288-1153                                    Charlotte, NC 28288-1153
     Attention: Michael Klotz                                    Attention: Michael Klotz





     DELIVERY, OR TRANSMISSION VIA FACSIMILE, OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY



Ladies and Gentlemen:


     The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures and Instruction 1 to the Letter of Transmittal."

     The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on November , 1998, unless extended by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.


     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

Name(s) of Registered Holder(s):
                                ------------------------------------------------
                                                (Please Type or Print)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------

Principal Amount of Old Notes being Tendered: $
                                              ----------------------------------

Total Principal Amount Represented by Certificates: $
                                                     ---------------------------

Certificate Number(s) for Old Notes (if available):
                                                   -----------------------------

Signature(s) of Registered Holder(s):
                                     -------------------------------------------

Date:
     ---------------------------------------------------------------------------

(Check the box below if Old Notes will be tendered by book-entry transfer)

[ ] The Depository Trust Company

Account Number:
               ------------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, an Eligible Institution (as defined in the Prospectus), having an office or correspondent in the United States, hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Old Notes complies with Rule 14e-4, and (c) guarantees to either deliver to the Exchange Agent the certificates representing all the Old Notes tendered hereby, in proper form for transfer, or to deliver such Old Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, all within three New York Stock Exchange trading days after the Expiration Date.

 Authorized Signature:
                     -----------------------------------------------------------

 Name:
      --------------------------------------------------------------------------
                                 (Please Print)

 Title:
       -------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

 Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------

Date:
     ---------------------------------------------------------------------------

NOTE: DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.



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